FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	9 Months Ended
Dec. 31, 2023
Financial Instruments And Risk Management
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

NOTE 18. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company’s financial instruments recognized in the Company’s condensed consolidated interim statements of financial position consist of the following:

Fair value estimates are made at a specific point in time, based on relevant market information and information about financial instruments. These estimates are subject to and involve uncertainties and matters of significant judgment; and therefore, these estimates cannot be determined with precision. Changes in assumptions could significantly affect these estimates.

The following table summarizes the Company’s financial instruments as of December 31, 2023 and March 31, 2023:

	As of December 31, 2023			As of March 31, 2023
	Amortized Cost	FVTOCI	FVTPL	Amortized Cost	FVTOCI	FVTPL

Financial assets
Cash and cash equivalents	$5,341	$–	$–	$10,545	$–	$–
Prepaid expenses and other receivables	$2,175	$–	$–	$2,689	$–	$–
Convertible note receivable, including accrued interest, net of impairment	$–	$–	$–	$–	$–	$442
Investment in associate	$–	$–	$452	$–	$–	$806
Investment in public company	$–	$5,544	$–	$–	$2,087	$–

	As of December 31, 2023		As of March 31, 2023
	Amortized Cost	FVTPL	Amortized Cost	FVTPL
Financial liabilities
Accounts payable and accrued liabilities	$2,658	$–	$1,865	$–
Lease liability - current	$50	$–	$–	$–
Lease liability - non-current	$225	$–	$–	$–
Warrant liability	$–	$7,443	$–	$–
Deferred purchase price payable - Tarus	$–	$7,329	$–	$7,179
Deferred obligation - iOx milestone	$–	$–	$–	$4,126

A summary of the Company’s risk exposures as it relates to financial instruments are reflected below.

Fair value of Financial Instruments

The Company’s financial assets and liabilities are comprised of cash and cash equivalents, receivables and investments in equities and public entities, accounts payable and accrued liabilities, lease liability, warrant liability, deferred purchase price payable and deferred obligation.

The Company classifies the fair value of these transactions according to the following fair value hierarchy based on the amount of observable inputs used to value the instrument:

•	Level 1 – Values are based on unadjusted quoted prices available in active markets for identical assets or liabilities as of the reporting date.

•	Level 2 – Values are based on inputs, including quoted forward prices for commodities, time value and volatility factors, which can be substantially observed or corroborated in the marketplace. Prices in Level 2 are either directly or indirectly observable as of the reporting date.

•	Level 3 – Values are based on prices or valuation techniques that are not based on observable market data. Investments are classified as Level 3 financial instrument.

Assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement within the fair value hierarchy.

Management has assessed that the fair values of cash and cash equivalents, other receivables and accounts payable approximate their carrying amounts largely due to the short-term maturities of these instruments.

The following methods and assumptions were used to estimate their fair values:

Investment in Associate: The fair value of the Stimunity investment was determined based on an IAS 36 fair value analysis evaluating the likelihood of various scenarios given the then-current market conditions, the increasing cost of capital and development delays associated with Stimunity’s lack of liquidity (Level 3). The Company recorded a provision of impairment of $0.607 million with respect to the investment in Stimunity decreasing the carrying value of the investment in Stimunity to $0.806 million as of March 31, 2023. In connection with the IAS 36 analysis at December 31, 2023, the Company recorded an impairment loss of $0.557 million, reducing the carrying value of the investment in Stimunity to $0.452 million at December 31, 2023. See Note 6, “Investment in Associate and Convertible Note Receivable,” for a further discussion.

Convertible Note Receivable: The fair value of the Stimunity Convertible Note receivable denominated in euros at initial recognition is the transaction price for the instrument adjusted for the effect of the currency translation rate on the reporting date (Level 3) (see Note 16, “Commitments and Contingent Liabilities – Stimunity Convertible Note”). The Stimunity Convertible Note was initially recorded at $0.614 million to record the translated value of the Stimunity Convertible Note on September 12, 2022. As of March 31, 2023, the Company determined that there were indications of impairment, based upon the inability of Stimunity to obtain financing and performed an IAS 36 fair value analysis. The Company recorded an impairment of $0.211 million resulting from the impairment analysis decreasing the carrying value of the Stimunity Convertible Note to $0.442 million as of March 31, 2023.

The Stimunity Convertible Note matured on September 1, 2023 and was not settled. In December 2023, the Company completed a transfer of the investment in Stimunity and the Stimunity Convertible Note to iOx. Simultaneously, the Convertible Note was converted into 1,768 Class A shares of Stimunity, which increased the Company’s interest in Stimunity to 48.9%.

Investment in Public Company: Upon Intensity’s IPO effective June 30, 2023, the fair value of the investment is determined by the quoted market price (Level 1).

Warrant Liability: The fair value is estimated using a Black-Scholes model and in certain cases, a Monte Carlo simulation (Level 3) (see Note 11, “Warrant Liability”).

Lease Liability - Current: The lease liability - current represents the present value of the lease payments due over the next twelve months discounted at the Company’s incremental borrowing rate (Level 2).

Lease Liability - Non-Current: The lease liability - non-current represents the present value of the lease payments due under the lease less the current portion of such payments discounted at the Company’s incremental borrowing rate (Level 2).

Deferred Purchase Price Payable - Tarus: The fair value is the estimated value of a future contingent obligation based upon a fair value analysis performed in accordance with IFRS 3 at acquisition date, adjusted at each reporting date for any change in fair value (Level 3) (see Note 9, “Acquisition of Tarus”). The fair value was determined using the Income Approach and was based upon the analysis on the Tarus clinical plan, the timing of development events and the probabilities of success determined primarily based upon empirical third-party data and Company experience, as well as the relevant cost of capital. The Company recorded a gain from the change (decrease) in the fair value of the liability of $0.620 million for the three months ended December 31, 2023, and a (loss) from the change (increase) in the fair value of the liability of $0.150 million for the nine months ended December 31, 2023, and a (loss) from the change (increase) in the fair value of the liability of $0.354 million and $0.338 million for the three and nine months ended December 31, 2022, respectively. The deferred purchase price payable - Tarus balance was $7.329 million and $7.179 million as of December 31, 2023 and March 31, 2023, respectively.

Deferred Obligation - iOx Milestone: The fair value is the estimated value of a future contingent obligation based upon a fair value analysis performed in accordance with IFRS 3 as of July 18, 2022, the date of the Share Exchange Agreement, adjusted at each reporting date for any change in fair value (Level 3) (see Note 17, “Related Party Transactions – Share Exchange Agreement – iOx”). The fair value was determined using the Income Approach and based on factors including the clinical plan, the timing of development events and the probabilities of success determined primarily based upon empirical third-party data and Company experience, as well as the relevant cost of capital. In connection with the decision by the Company to pause its PORT-2 and PORT-3 platforms, the Company performed an impairment analysis which resulted in an impairment loss of $46.9 million recognized at December 31,2023. Additionally, based on the revised plan, the deferred consideration would not be realized. Accordingly, the Company recorded a gain from the change (decrease) in the fair value of the liability of $4.580 million and $4.126 million for the three and nine months ended December 31, 2023, respectively. The Company recorded a (loss) from the change (increase) in the fair value of the liability of $0.144 million and $0.090 million for the three and nine months ended December 31, 2022, respectively. The Company no longer has this obligation in its condensed consolidated financial statements as of December 31, 2023.

Fair Value Hierarchy

The investment in public company (Intensity) was transferred from Level 3 to Level 1 of the fair value hierarchy for the nine months ended December 31, 2023 as the result of Intensity’s IPO. For Fiscal 2023, the fair value of the investment was determined based on an IAS 36 impairment analysis after determining there were external indications of impairment (Level 3). See Note 7, “Investment in Public Company,” for a further discussion.

The Company’s financial instruments are exposed to certain financial risks: Credit Risk, Liquidity Risk and Foreign Currency Risk.

Credit Risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfill its payment obligations. The credit risk is attributable to various financial instruments, as noted below. The credit risk is limited to the carrying value as reflected in the Company’s condensed consolidated interim statements of financial position.

Cash and cash equivalents: Cash and cash equivalents comprise cash on hand and amounts invested in underlying treasury and money market funds that are readily convertible to a known amount of cash with three months or less from date of acquisition and are subject to an insignificant risk of change in value. As of December 31, 2023 and March 31, 2023, cash equivalents was comprised of a money market account with maturities less than 90 days from the date of purchase. Cash and cash equivalents are held with major international financial institutions and therefore the risk of loss is minimal.

Liquidity Risk

Liquidity risk is the risk that the Company will encounter difficulty in satisfying financial obligations as they become due.

The Company’s approach to managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions without incurring unacceptable losses or risking harm to the Company’s reputation. The Company holds sufficient cash and cash equivalents to satisfy current obligations under accounts payable and accruals.

The Company monitors its liquidity position regularly to assess whether it has the funds necessary to meet its operating needs and needs for investing in new projects.

As a biotech company at an early stage of development and without significant internally generated cash flows, there are inherent liquidity risks, including the possibility that additional financing may not be available to the Company, or that actual drug development expenditures may exceed those planned. The current uncertainty in global markets could have an impact on the Company’s future ability to access capital on terms that are acceptable to the Company. There can be no assurance that required financing will be available to the Company. See Note 2, “Going Concern,” and Note 13, “Capital Stock,” for a discussion of the Company’s share offering and Note 16, “Commitments and Contingent Liabilities – Committed Purchase Agreement,” for a further discussion.

Foreign Currency Risk

While the Company operates in various jurisdictions, substantially all of the Company’s transactions are denominated in the U.S. Dollar, except the deferred tax liability in the U.K. settleable in British pound sterling and the Stimunity Convertible Note receivable settleable in euros.